SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 7, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 7, 2006, the Company entered Stock Compensation Agreements with five persons in which the Company agreed to issues shares of the Company's common stock to them in exchange for services those persons have provided to the Company. The shares were issued at a rate of $.015 per share for such services. The names of the persons with whom the Company entered into Stock Compensation Agreements and their relationships with the Company; the value of the services provided and the number of share issued for such services are set forth in the following table. After giving effect to the issuance of common stock pursuant to the Compensation Agreements, each of these persons has beneficial ownership of greater than 5% of the Company's outstanding common stock.

NAME AND RELATIONSHIP      VALUE OF SERVICES         NUMBER OF SHARES
---------------------      -----------------         -----------------

Daniel J. Brinker,
President, CEO, CFO
and Director                  $90,517.20                  603,448

Thomas Hakel,
Director and
Consultant                    $45,258.60                  301,724

Aaron L. Brinker,
Consultant (1)                $72,413.85                  482,759

William A. Robotham,
Consultant (2)                $36,206.85                  241,379

Basilio H. Chen,
Consultant                    $18,103.50                  120,690

----------------
(1) Aaron L. Brinker became Chief Operating Officer of the Company on July 7, 2006. He is the son of Daniel J. Brinker, who is President, CEO and a Director of the Company.

(2) Mr. Robotham has agreed to serve as a Director of the Company upon his election by the shareholders of the Company.

     Also on July 7, 2006, the Company entered into Employment Letters with three persons who will serve as Executive Officers of the Company. The Employment Letters contain the terms of their employment and a description of their compensation arrangements, and are summarized below.

     Daniel J. Brinker will continue to serve as the Company's President and CEO. His compensation package provides for base compensation of $180,000 per year multiplied by the portion of time he devotes to ATS. His compensation will begin when ATS receives funding of at least $750,000 or earlier upon the Board's discretion. Mr. Daniel J. Brinker's salary will thereafter be reviewed on an annual basis. Upon funding of an offering of a least $5.0 million, Mr. Daniel J. Brinker is to receive a three-year employment contract

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with a guarantee of one year.  Upon becoming a full time employee, Mr. Daniel
J. Brinker is to receive an opportunity to achieve cash bonus equal to 25% of his salary and a $600.00 monthly auto allowance. The bonus will be based upon criteria set by the Board of Director's compensation committee. Additionally, Mr. Daniel J. Brinker is also to be granted stock options by the Board of Directors as described in his Employment Letter.

     Aaron L. Brinker will serve as the Company's Chief Operating Officer, and his compensation package provides for base compensation of $140,000 per year multiplied by the portion of time he devotes to ATS. It is anticipated that Mr. Aaron L. Brinker will initially devote 10 to 20 hours per week to the Company's business and gradually increase to full time depending on the needs and resources Of the Company. Mr. Aaron L. Brinker's compensation will begin when the Company receives funding of at least $750,000 or earlier at the discretion of the Board of Directors. Mr. Aaron L. Brinker's salary will be reviewed annually thereafter. Upon becoming a full time employee, Mr. Aaron L. Brinker will receive an opportunity to achieve cash bonus equal to 25% of his base salary and a $750.00 monthly auto allowance. The bonus will be based upon criteria set by the Board of Director's compensation committee. Additionally, Mr. Aaron l. Brinker is to be granted stock options by the Board of Directors as described in his Employment Letter.

     Ryan Vice will serve as the Company's Chief Financial Officer and his compensation package provides for base compensation of $90,000 per year multiplied by the portion of time he devotes to the Company. Mr. Vice's compensation will begin when the Company receives funding of at least $750,000 or earlier at the discretion of the Board of Directors. Mr. Vice's salary will be reviewed annually thereafter. Mr. Vice plans to spend approximately 10 to 20 hours per week to the Company's business and gradually increase to full time depending on the Company's needs and resources. Upon becoming a full time employee, Mr. Vice will receive an opportunity to achieve cash bonus equal to 25% of his base salary and a $350.00 monthly auto allowance. The bonus will be based upon criteria set by the Board of Director's compensation committee. Additionally, Mr. Vice is to be granted stock options by the Board of Directors as described in his Employment Letter. In connection with his employment, Mr. Vice received 100,000 shares of the Company's common stock. Mr. Vice has executed a Stock Repurchase Right Agreement with the Company whereby the Company may repurchase these shares if he is employed by the Company for less than two years.

     On July 7, 2006, the Company also entered into a Corporate Development and Consulting Agreement with Fort Holdings Ltd. ("Fort Holdings") pursuant to which Fort Holdings will provide the Company with consulting services with regard to corporate and business development, corporate planning and other matters as agreed to from time to time. Initially, Fort Holdings will assist the Company to develop and manage a corporate development plan. As compensation for these services, Fort Holdings received a $10,000 retainer and 150,000 shares of the Company's Common Stock. Fort Holdings will be required to return 50,000 shares in the event that the corporate development plan is not completed and 100,000 shares if Fort Holdings terminates the Corporate Development and Consulting Agreement within six months of entering into the agreement. As a result of the receipt of this stock, Fort Holdings

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is now a beneficial owner of more than 5% of the Company's outstanding common stock. A direct family member of Basilio Chen not residing in the same home address is a beneficiary non-majority shareholder of Fort Holdings. The family member is neither an officer nor a director of Fort Holdings. Basilio Chen is not an officer or director in Fort Holdings Ltd.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 7, 2006, the Company issued a total of 2,200,000 shares of its common stock to eight investors in private transactions. Of the shares issued, 1,750,000 of the shares were issued in pursuant to the Stock Compensation Agreements described in Item 1 of this Report. In addition, 200,000 shares were issued to BRAM Enterprises in exchange for the cancellation of $25,000 in indebtedness of the Company; 100,000 shares were issued to Ryan Vice in connection with his employment with the Company as described in Item 1.01 of this Report; and 150,000 shares were issued to Fort Holdings Ltd. in connection with the Corporate Development and Consulting Agreement with that firm described in Item 1.01 of this Report.

     In connection with these sales, the Company relied on the exemption from registration under the Securities Act of 1933, as amended (the "Act") as provided in Section 4(2) of the Act. The number of persons was limited and each person is either an "accredited investor" as defined in Regulation D under the Securities Act or sophisticated as to the nature of the particular transaction. Each person was given access to complete information concerning
the Company and was advised of the restricted status of the securities.   A
customary restrictive legend was placed on each of the certificates for such securities and stop transfer instructions were given to the Company's transfer agent.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     On July 7, 2006 as a result of the issuance of 2,200,000 shares of the Company's common stock described in Items 1.01 and 3.02 of this report, each of the persons issued shares became, or continued to be, beneficial owners of 5% or more of the Company's outstanding common stock. The following table sets forth information concerning each of the persons who as of July 7, 2006 are beneficial owners of 5% or more of the Company's outstanding common stock:

Amount of
Name and Address                      Beneficial             Percentage
of Beneficial Owner                   Ownership               of Class(1)
-------------------                  --------------          ----------

BRAM Enterprises (2)                   531,250 (2)              20.4%
3550 Round Barn Blvd, Suite 100
Santa Rosa, CA 95403

Daniel J. Brinker                      719,477 (3)              30.1%
475 Aviation Blvd., Suite 100
Santa Rosa, CA  95403


                                      4


Aaron L. Brinker                       482,759 (4)              21.2%
729 Cumberland Ct.
Pleasant Hill, CA 94523

Thomas Hakel                           303,244 (5)              13.3%
1020 Blue Oak Pl.
Santa Rosa, CA 95404

William A. Robotham                    532,004 (6)              21.6%
3550 Round Barn Blvd., Suite 100
Santa Rosa, CA 95403

Lynn J. Brinker                        338,079 (7)              13.5%
77 875 Seminole Rd.
Indian Wells, CA 92210

James Laier                            189,593 (8)               7.7%
8731 Bass Lake Rd.
New Hope, MN 55428

Fort Holdings Ltd.                     150,000 (9)               6.6%
138 Gloucester Road, Room 1005
Wan Chai, Hong Kong

Basilio Chen                           120,690 (10)              5.3%
1840 Gateway Drive, #200
San Mateo, CA 94404

----------------------

(1)  Based on 2,277,188 shares outstanding on July 7, 2006.

(2) BRAM Enterprises is a general partnership in which Lynn Brinker and William A. Robotham are equal partners. The number of shares beneficially owned by BRAM Enterprises includes 200,000 common shares and 331,250 shares into which shares of Series C Preferred stock held by BRAM Enterprises may be converted.

(3) Includes 607,651 common shares held directly by Daniel J. Brinker; 108,672 shares of common shares into which shares of Series C Preferred Stock held by Daniel J. Brinker may be converted; 2,654 shares issuable on exercise of options held by Daniel J. Brinker that are exercisable within 60 days; and 500 shares that are issuable under warrants held by Daniel J. Brinker.

(4)  Includes common shares held directly by Aaron L. Brinker.

(5) Includes 301,724 common shares held directly by Thomas Hakel and 1,500 shares issuable upon exercise of options held by Thomas Hakel.

(6) Includes 241,379 common shares held by William A. Robotham; 25,000 shares into which shares of Series C Preferred Stock held by Mr. Robotham may be converted; 100,000 of the common shares held by BRAM Enterprises in which Mr. Robotham is a partner; and 165,625 common shares into which shares of Series C Preferred Stock held by BRAM Enterprises may be converted.

                                     5


(7) Includes 3,975 common shares held by Lynn Brinker; 67,126 common shares into which shares of Series C Preferred Stock held by Lynn Brinker may be converted; 1,353 shares that are issuable under warrants held by Lynn Brinker; 100,000 of the common shares held by BRAM Enterprises in which Mr. Lynn Brinker is a partner; and 165,625 common shares into which shares of Series C Preferred Stock held by BRAM Enterprises may be converted.

(8) Includes 2,405 common shares held by James Laier and 187,188 common shares into which shares of Series C Preferred Stock held by Mr. Laier may be converted.

(9)  Includes common shares held directly by Fort Holdings Ltd.

(10) Includes common shares held directly by Basilio Chen.

     The consideration paid for the acquisition of shares is described in
Item 1.01 and 3.02 of this Report. There are no arrangements or understandings among the new control persons and their associates with respect to election of directors or other matters, except that it is expected that William A. Robotham will be elected to serve as a Director of the Company by the shareholders of the Company. There are currently no arrangements which may result in a change in control of the Company in the future.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 7, 2006, the Board of Directors elected Ryan Vice to serve as Chief Financial Officer of the Company. Mr. Vice, age 33, has over 10 years of experience in corporate finance, accounting and business development. Mr. Vice is currently serving as an Associate Business Advisor for The Business Resource, Inc. which is a 20 year old small business advisory firm specializing in business development. From 1999 to 2006 he was the corporate controller and primary financial officer for North Bay Corporation, a refuse and recycling company, with over 20 subsidiaries and over 150,000 customers. Mr. Vice oversaw all aspects of the accounting and finance functions of the company including the budgeting, forecasting and the consolidated financial statements of multiple operating companies. From October 1996 to April 1999,
he practiced public accounting with Pisenti & Brinker LLP.   He is also the
founder and part-owner of four other small businesses with primary financial and accounting responsibilities in each of them. Mr. Vice is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He is also a Real Estate Broker licensed by the California Department of Real Estate and a member of the National Association of Realtors. Mr. Vice earned his Bachelor of Science in Finance from Sacramento State University in 1995.

     The compensation arrangements for Mr. Vice are described in Item 1.01 of this Report.




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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

 The exhibits identified below are filed as part of this report:

     Exhibit 10.1  Stock Compensation Agreement with Daniel J. Brinker

     Exhibit 10.2  Stock Compensation Agreement with Thomas Hakel

     Exhibit 10.3  Stock Compensation Agreement with Aaron L. Brinker

     Exhibit 10.4  Stock Compensation Agreement with William A. Robotham

     Exhibit 10.5  Stock Compensation Agreement with Basilio Chen

     Exhibit 10.6  Employment Letter with Daniel J. Brinker

     Exhibit 10.7  Employment Letter with Aaron L. Brinker

     Exhibit 10.8  Employment Letter with Ryan Vice

     Exhibit 10.9  Stock Repurchase Right Agreement with Ryan Vice

     Exhibit 10.10 Corporate Development and Consulting Agreement with Fort
                   Holdings Ltd.




























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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: July 13, 2005               By:/s/ Daniel J. Brinker
                                      Daniel J. Brinker, President






































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